New York Daily Tax Free Income Fund, Inc.
                           600 Fifth Avenue, 8th Floor
                             New York, NY 10020-2302


VIA EDGAR
                                                             September 21, 2006
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: New York Daily Tax Free Income Fund, Inc., file number 811-3955 Erroneous Preliminary Proxy Statement Filing


Ladies and Gentlemen:

Please note that the filing for

New York Daily Tax Free Income Fund, Inc.
Form Type PRE 14A
Accession Number: 0000806620-06-000178

Filed on 9/11/2006

Was filed in error under the wrong CIK number, and should be disregarded.

Thank you,

/s/  Leigh DeLuca
     Leigh DeLuca

     Senior Compliance Assistant